UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): February 24, 2025
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Cibus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
         Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2025, Rory Riggs resigned as the Chief Executive Officer of Cibus, Inc. (the “Company”). Mr. Riggs continues to serve as a director and Chairman of the Board of Directors. Pursuant to the Company’s succession planning strategy, Peter Beetham, the Company’s President and Chief Operating Officer, was appointed as Interim Chief Executive Officer while the Company’s Board of Directors initiates a search for the Company’s next Chief Executive Officer.

Dr. Beetham, age 62, has served as the Company’s President and Chief Operating Officer since June 2023 and serves on the Board of Directors. Dr. Beetham co-founded Cibus Global in 2001 and served on the Cibus Global Board. Previously, Dr. Beetham served as Cibus Global’s Chief Executive Officer, Senior Vice President of Research and Development, and in other executive capacities. Dr. Beetham has over 30 years of experience in agriculture. Prior to joining Cibus Global, Dr. Beetham was Research Director of the Plant and Industrial Products Division at ValiGen and a Senior Scientist at Kimeragen where he led research teams exploring gene targeting. Part of his extensive research experience was at the Boyce Thompson Institute at Cornell University, where he was a postdoctoral scientist and one of the pioneers of the early work that led to Cibus’ RTDS technologies.

Item 7.01.     Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release regarding the leadership changes described in Item 5.02, which is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Cibus, Inc. February 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2025

CIBUS, INC.

	By:	/s/ Jason Stokes
	Name:	Jason Stokes
	Title:	Chief Legal Officer